Exhibit 10.2

                                                                  EXECUTION COPY

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "Agreement") is made as of March 30, 2001 by and among Horizon Medical Products, Inc., a Georgia corporation ("Horizon"), Vascutech Acquisition LLC, a Delaware limited liability company ("Vascutech"), and Ideas for Medicine, Inc., a Florida corporation ("IFM").

                                   BACKGROUND

     WHEREAS, Horizon is party to that certain Subordinated Promissory Note made in favor of IFM and dated October 9, 2000, in the original principal amount of $5,945,216, which was subsequently adjusted upward by an amount equal to $104,838 (the "Subordinated Note");

     WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement between Horizon and Vascutech, of even date herewith, Vascutech is purchasing certain assets comprising the Ideas for Medicine business unit of Horizon ("Assets") and a portion of the consideration to be paid by Vascutech to Horizon for such Assets will be the assumption by Vascutech of the liabilities of Horizon to IFM under the Subordinated Note (the "Assumption"); and

     WHEREAS, IFM desires to consent to the Assumption as set forth herein.

     NOW, THEREFORE, for consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby agree as follows:

A.   Assignment and Assumption

          1. (a) Horizon, IFM and Vascutech hereby acknowledge and agree that the current outstanding principal amount of the Subordinated Note is $5,348,870.27; and (b) Horizon hereby assigns, and Vascutech hereby assumes, each and every obligation of Horizon under the Subordinated Note, and Vascutech expressly agrees (i) to pay all amounts under the Subordinated Note as they become due and payable from and after the date hereof and (ii) to be unconditionally bound by the terms and conditions of said Subordinated Note, as such Subordinated Note may be amended, extended, renewed, modified, amended, restated, substituted or replaced from time to time, as though Vascutech had originally signed the Subordinated Note instead of Horizon.

          2. IFM hereby consents to the foregoing assignment and assumption.

          3. Each of Horizon and Vascutech agree, upon the request of IFM, to execute such other documents as IFM reasonably deems necessary and appropriate from time to time to reflect the assignment and assumption as set forth above.

B. Representations and Warranties of Vascutech: Vascutech hereby represents and warrants to IFM as follows:

          1. Vascutech is validly organized and existing and in good standing as a limited liability company under the laws of the state of Delaware. Vascutech has the power to own its property and to carry on its business as currently conducted.

          2. Vascutech has the limited liability company power, right and authority to execute and deliver this Agreement and the Transaction Documents (as defined below) and to take all actions and perform all obligations contemplated to be performed by it under this Agreement and the Transaction Documents.

          3. The execution and delivery of this Agreement, that certain Security Agreement of even date herewith by Vascutech in favor of IFM (the "Security Agreement"), that certain Certificate of Consent and Estoppel (exclusively with respect to Section 6 thereof) of even date herewith among CryoLife, IFM and, with respect to Section 6 thereof only, Vascutech (the "Consent and Estoppel"), that certain Consent to Assignment of Sublease of even date herewith by and among IFM, Horizon, Vascutech and Secret Promise, Ltd. (the "Sublease Consent") and that certain Assignment of Sublease of even date herewith by and among IFM, Horizon and Vascutech (the "Sublease Assignment" and, collectively, with this Agreement, the Security Agreement, the Consent and Estoppel and the Sublease Consent, the "Transaction Documents"), the taking of all action required in connection herewith and therewith, and the performance by Vascutech of all of the obligations by it to be performed hereunder and thereunder, have been duly authorized by all necessary limited liability company action, including, without limitation, authorization by Vascutech's sole manager and sole member. This Agreement and the rest of the Transaction Documents have been duly executed and delivered by Vascutech and constitute the valid and binding obligations of Vascutech enforceable against Vascutech in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, and similar laws affecting the enforcement of creditor's rights or contractual obligations generally.

C. Representation and Warranty of Horizon: Horizon hereby represents and warrants to IFM that the Assets being sold by Horizon to Vascutech pursuant to the Asset Purchase Agreement of even date herewith between Horizon and Vascutech (the "Vascutech Purchase Agreement") constitute all of the Collateral existing as of the date hereof under and as defined in that certain Security Agreement dated as of October 9, 2000 by Horizon in favor of IFM, except for those items of Collateral included within the definition of Excluded Assets set forth on Exhibit A attached hereto.

D. Parent Guaranty: In consideration of IFM extending credit to Vascutech pursuant to the terms of the Subordinated Note, the undersigned, Vascutech, Inc., a corporation organized and existing under the laws of Delaware and the 100% parent of Vascutech (the "Guarantor"), hereby unconditionally guarantees to IFM that Vascutech will duly and punctually pay or perform, at the place specified therefor, (i) all obligations under the Subordinated Note and the Transaction Documents (the "Obligations"), and (ii) without limitation of the foregoing, all fees, costs and expenses incurred by IFM in attempting to collect or enforce any of the foregoing (collectively the "Guaranteed Obligations"). This guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by Vascutech of the Guaranteed Obligations and not of their collectibility only and is in no way conditioned upon any requirement that IFM first attempt to collect any of the Guaranteed Obligations from Vascutech or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations. Upon the occurrence of an Event of Default under (and as defined in) the Subordinated Note by Vascutech, the Guaranteed Obligations shall, at the option of IFM, become forthwith due and payable to IFM without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by IFM on any number of occasions. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to IFM forthwith upon demand, in funds immediately available to IFM, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by IFM in connection with this guaranty and the enforcement thereof.

E. Miscellaneous: This Agreement shall be governed by the provisions of Delaware law without regard to conflicts of laws principles thereof.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement under seal as of the date first set forth above in multiple counterpart copies, each of which shall be deemed to be an original for all purposes.


HORIZON MEDICAL PRODUCTS, INC.                  VASCUTECH ACQUISITION LLC


By:   /s/ William E. Peterson, Jr.              By:   /s/ David B. Roberts
    ----------------------------------              -------------------------
      Name:  William E. Peterson, Jr.                 Name:  David B. Roberts
      Title:  President                               Title:  CFO
      hereunto duly authorized                        hereunto duly authorized



CONSENTED TO:

IDEAS FOR MEDICINE, INC.


By:   /s/ D.A. Lee
    ----------------------------------
      Name:  D. Ashley Lee
      Title:  VP - Finance and CFO
      hereunto duly authorized



JOINED FOR PURPOSES OF PARAGRAPH D. ONLY:

VASCUTECH, INC.

By:   /s/ David B. Roberts
    ----------------------------------
      Name:  David B. Roberts
      Title:  CFO
      hereunto duly authorized



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                                LIST OF EXHIBITS
                                ----------------

EXHIBIT A   - Excluded Assets
EXHIBIT A-1 - Ideas for Medicine Product Line


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